SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 18, 2000

                            KEYSTONE FINANCIAL, INC.

             (Exact name of registrant as specified in its charter)


          Pennsylvania                 0-11460            23-2289209
(State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
   of incorporation)

     One Keystone Plaza, P.O. Box 3660, Harrisburg,  Pennsylvania 17105-3660

        (Address of principal executive offices)         (ZIP CODE)

       Registrant's telephone number including area code: (717) 233-1555

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Item 5.     Other Events

            The following documents are filed as exhibits to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated July 18, 2000.
                 II.    Fiscal Insight
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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                      Keystone Financial, Inc.
                                         (Registrant)





Date:  July 18, 2000                   Donald F. Holt
      --------------                 ----------------------------
                                     Executive Vice President &
                                     Chief Financial Officer


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EXHIBIT INDEX

Exhibit No.     Description
__________     ______________

  99.1         Press Release of Keystone Financial, Inc. dated
               July 18, 2000.
  99.2         Fiscal Insight

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